UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2026

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 12th Street, 14th Floor
Oakland, CA 94607
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 778-7787
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ELF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 20, 2026, e.l.f. Beauty, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 8, 2026 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of votes withheld with respect to each proposal (if applicable), the number of abstentions with respect to each proposal (if applicable) and the number of broker non-votes with respect to each proposal.
1.Election of Class I Directors. Each of the four nominees for Class I director was elected to serve as a Class I director until the Company’s 2029 annual meeting of stockholders, or until his or her respective successor has been elected and qualified or until his or her respective earlier death, resignation or removal. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Matt Farrell	33,189,416	116,789	10,479,218
Kenny Mitchell	32,418,660	887,545	10,479,218
Gayle Tait	32,611,258	694,947	10,479,218
Maureen Watson	25,805,872	7,500,333	10,479,218

2.Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
31,888,346	1,330,281	87,578	10,479,218

3.Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, one year as the frequency of the advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
30,993,297	35,907	2,189,566	87,435	10,479,218
4.Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending March 31, 2027. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
43,197,780	533,173	54,470	0

Item 9.01	Exhibits.

(d)    Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: August 24, 2026	By:	/s/ Scott Milsten
Scott Milsten
Senior Vice President, General Counsel